Exhibit 99.1

For Immediate Release Synchrony Financial (NYSE: SYF) October 24, 2023
THIRD QUARTER 2023 RESULTS AND KEY METRICS

2.3% Return on Assets	12.4% CET1 Ratio	$254M Capital Returned	CEO COMMENTARY
“Synchrony’s financial performance highlights the strength of our differentiated model and the continued resilience of our customers, who continue to gradually revert to historic spend and payment norms,” said Brian Doubles, Synchrony’s President and Chief Executive Officer.

“Our diversified product suite and advanced digital capabilities enabled Synchrony to continue to deliver consistently strong outcomes in an ever-evolving environment. We are increasingly at the center of customers’ every day financing needs, and positioned as the partner of choice for retailers, merchants and providers alike, as they seek enhanced value, greater utility and best-in-class omnichannel experiences.

“Synchrony remains intently focused on optimizing the outcomes for our many stakeholders. As we continue to prioritize sustainable growth at appropriate risk-adjusted returns through changing market conditions and selectively invest to meet the increasingly digital demands of our customers in a safe and secure manner, we are confident in our ability to continue to deliver on our financial commitments and drive long-term value.”

$97.9B Loan Receivables

Net Earnings of $628 Million or $1.48 per Diluted Share

Record Third Quarter Purchase Volume, and Continued Strong Receivables Growth

Returned $254 Million of Capital to Shareholders, including $150 Million of Share Repurchases

STAMFORD, Conn. – Synchrony Financial (NYSE: SYF) today announced third quarter 2023 net earnings of $628 million, or $1.48 per diluted share, compared to $703 million, or $1.47 per diluted share in the third quarter 2022.

KEY OPERATING & FINANCIAL METRICS*
PERFORMANCE REFLECTS DIFFERENTIATED BUSINESS MODEL AND CONTINUED CONSUMER RESILIENCE
•Purchase volume increased 5% to $47.0 billion
•Loan receivables increased 14% to $97.9 billion
•Average active accounts increased 6% to 70.3 million
•New accounts decreased 2% to 5.7 million
•Net interest margin decreased 16 basis points to 15.36%
•Efficiency ratio decreased 330 basis points to 33.2%
•Return on assets decreased 50 basis points to 2.3%
•Return on equity decreased 3 percentage points to 18.1%; return on tangible common equity** decreased 3.7 percentage points to 22.9%

CFO COMMENTARY	BUSINESS AND FINANCIAL RESULTS FOR THE THIRD QUARTER OF 2023*
“Synchrony’s third quarter results reflected the strength of our financial model, demonstrated through our consistent growth and strong risk-adjusted returns,” said Brian Wenzel, Synchrony’s Executive Vice President and Chief Financial Officer.

“Our diverse product suite and compelling value propositions continued to deeply resonate with customers, driving broad-based purchase volume and receivables growth.

“Synchrony’s advanced underwriting capabilities and digital-first servicing strategy continued to support the gradual normalization of our credit performance and drive improvement in our operating efficiency. In addition, our Retailer Share Arrangements continued to functionally align our partners’ interests as higher net interest income was partially offset by the impact of credit normalization.

“As Synchrony continues to leverage our core strengths – our advanced data analytics, our disciplined approach to underwriting and credit management, and our stable funding model – we are confident in our ability to execute on our key strategic priorities and drive market leading returns over the long-term.”

BUSINESS HIGHLIGHTS
CONTINUED TO EXPAND PORTFOLIO, ENHANCE PRODUCTS AND EXTEND REACH
•Added or renewed more than 9 programs, including Belk, Installation Made Easy, York and Park West Gallery
•Expanded digital wallet provisioning to include PayPal and Venmo
•Broadened access to pet care financing through partnerships with Virginia Tech, the University of Missouri and Oregon State University, making CareCredit available at more than 95% of veterinary university hospitals nationwide

FINANCIAL HIGHLIGHTS
EARNINGS DRIVEN BY CORE BUSINESS DRIVERS
•Interest and fees on loans increased 21% to $5.2 billion, driven primarily by growth in average loan receivables, higher benchmark rates and lower payment rate.
•Net interest income increased $434 million, or 11%, to $4.4 billion, driven by higher interest and fees on loans, partially offset by an increase in interest expense from higher benchmark rates and higher funding liabilities.
•Retailer share arrangements decreased $78 million, or 7%, to $979 million, reflecting higher net charge-offs partially offset by higher Net Interest Income.
•Provision for credit losses increased $559 million to $1.5 billion, driven by higher net charge-offs and a higher reserve build.
•Other expense increased $90 million, or 8%, to $1.2 billion, driven primarily by growth related items, as well as technology investments and operational losses, partially offset by additional marketing and growth reinvestment of Gain on Sale proceeds in the prior year.
•Net earnings decreased to $628 million, compared to $703 million.

CREDIT QUALITY
CREDIT CONTINUES TO NORMALIZE IN LINE WITH EXPECTATIONS
•Loans 30+ days past due as a percentage of total period-end loan receivables were 4.40% compared to 3.28% in the prior year, an increase of 112 basis points.
•Net charge-offs as a percentage of total average loan receivables were 4.60% compared to 3.00% in the prior year, an increase of 160 basis points, and continued to normalize within our expectations toward our underwriting target of 5.5-6.0%
•The allowance for credit losses as a percentage of total period-end loan receivables was 10.40%, compared to 10.34% in the second quarter 2023.

SALES PLATFORM HIGHLIGHTS
DIVERSITY ACROSS OUR PLATFORMS CONTINUES TO PROVIDE RESILIENCE
•Home & Auto purchase volume remained flat, as growth in commercial, Home Specialty and Auto Network was generally offset by lower retail traffic in Furniture and Electronics and the impact of lower gas and lumber prices. Period-end loan receivables increased 9%, reflecting lower payment rates. Interest and fees on loans were up 13%, primarily driven by loan receivables growth, higher benchmark rates and lower payment rate. Average active accounts increased 5%.
•Digital purchase volume increased 7%, reflecting growth in average active accounts. Period-end loan receivables increased 16%, driven by lower payment rates and continued purchase volume growth. Interest and fees on loans increased 28%, reflecting the impacts of loan receivables growth, lower payment rate, higher benchmark rates and maturation of newer programs. Average active accounts increased 7%.
•Diversified & Value purchase volume increased 7%, driven by higher out-of-partner spend and strong retailer performance. Period-end loan receivables increased 14%, reflecting purchase volume growth and lower payment rates. Interest and fees on loans increased 25%, driven by the impacts of loan receivables growth, lower payment rate and higher benchmark rates. Average active accounts increased 5%.
•Health & Wellness purchase volume increased 14%, reflecting broad-based growth in active accounts led by Dental, Pet and Cosmetic. Period-end loan receivables increased 21%, driven by continued higher promotional purchase volume and lower payment rates. Interest and fees on loans increased 20%, reflecting the impacts of growth in volume and loan receivables as well as lower payment rate. Average active accounts increased 13%.
•Lifestyle purchase volume increased 8%, reflecting stronger transaction values in Outdoor and Luxury. Period-end loan receivables increased 14%, driven by purchase volume growth and lower payment rates. Interest and fees on loans increased 20%, driven primarily by the impacts of loan receivables growth, lower payment rate and higher benchmark rates. Average active accounts increased 1%.

BALANCE SHEET, LIQUIDITY & CAPITAL
FUNDING, CAPITAL & LIQUIDITY REMAIN ROBUST
•Loan receivables of $97.9 billion increased 14%; purchase volume increased 5% and average active accounts increased 6%.
•Deposits increased $9.7 billion, or 14%, to $78.1 billion and comprised 84% of funding.
•Total liquidity, consisting of liquid assets and undrawn credit facilities, was $20.5 billion, or 18.2% of total assets.
•The company returned $254 million in capital to shareholders, including $150 million of share repurchases and $104 million of common stock dividends.
•As of September 30, 2023, the Company had a total remaining share repurchase authorization of $850 million.
•The estimated Common Equity Tier 1 ratio was 12.4% compared to 14.3%, and the estimated Tier 1 Capital ratio was 13.2% compared to 15.2%.

*All comparisons are for the third quarter of 2023 compared to the third quarter of 2022, unless otherwise noted.
         ** Tangible common equity is a non-GAAP financial measure. See non-GAAP reconciliation in the financial tables.

CORRESPONDING FINANCIAL TABLES AND INFORMATION
No representation is made that the information in this news release is complete. Investors are encouraged to review the foregoing summary and discussion of Synchrony Financial's earnings and financial condition in conjunction with the detailed financial tables and information that follow and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed February 9, 2023, and the Company’s forthcoming Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. The detailed financial tables and other information are also available on the Investor Relations page of the Company’s website at www.investors.synchronyfinancial.com. This information is also furnished in a Current Report on Form 8-K filed with the SEC today.

CONFERENCE CALL AND WEBCAST
On Tuesday, October 24, 2023, at 8:00 a.m. Eastern Time, Brian Doubles, President and Chief Executive Officer, and Brian Wenzel Sr., Executive Vice President and Chief Financial Officer, will host a conference call to review the financial results and outlook for certain business drivers. The conference call can be accessed via an audio webcast through the Investor Relations page on the Synchrony Financial corporate website, www.investors.synchronyfinancial.com, under Events and Presentations. A replay will also be available on the website.

ABOUT SYNCHRONY FINANCIAL
Synchrony (NYSE: SYF) is a premier consumer financial services company delivering one of the industry’s most complete digitally-enabled product suites. Our experience, expertise and scale encompass a broad spectrum of industries including digital, health and wellness, retail, telecommunications, home, auto, outdoor, pet and more. We have an established and diverse group of national and regional retailers, local merchants, manufacturers, buying groups, industry associations and healthcare service providers, which we refer to as our “partners.” We connect our partners and consumers through our dynamic financial ecosystem and provide them with a diverse set of financing solutions and innovative digital capabilities to address their specific needs and deliver seamless, omnichannel experiences. We offer the right financing products to the right customers in their channel of choice.

For more information, visit www.synchrony.com and Twitter: @Synchrony.

Investor Relations	Media Relations
Kathryn Miller	Lisa Lanspery
(203) 585-6291	(203) 585-6143

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This news release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this news release and in our public filings, including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed on February 9, 2023. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

NON-GAAP MEASURES
The information provided herein includes measures we refer to as "tangible common equity," and certain “CECL fully phased-in" capital measures, which are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures, please see the detailed financial tables and information that follow. For a statement regarding the usefulness of these measures to investors, please see the Company's Current Report on Form 8-K filed with the SEC today.